Exhibit 99.2

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:	(212) 310-8000
Facsimile	(212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR

THE PERIOD APRIL 1, 2003 THROUGH APRIL 30, 2003

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR

THE PERIOD APRIL 1, 2003 THROUGH APRIL 30, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	April 1, 2003 through April 30, 2003	$85,613

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET LOSS (in $ thousands):		$1,235

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

                The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	May 30, 2003	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

April 30,
2003

ASSETS

Current assets:
Cash and cash equivalents	$86,162
Accounts receivable, less allowance for doubtful accounts of $3,281	70,972
Restricted cash, investments and deposits	9,383
Refundable income taxes	1,226
Other current assets	26,399
Total current assets	194,142

Property and equipment, net	79,496
Investments in non-Debtor subsidiaries	4,785
Investments in unconsolidated subsidiaries	12,394
Other long-term assets	20,274
Goodwill, net	499,510
Intangible assets, net	62,296
$872,897

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$6,696
Accrued liabilities	23,420
Medical claims payable	59,012
Debt in default and current maturities of capital lease obligations	163,569
Total current liabilities not subject to compromise	252,697
Current liabilities subject to compromise	1,144,115
Total current liabilities	1,396,812

Long-term capital lease obligations, not subject to compromise	8,586

Long-term liabilities subject to compromise	2,797

Due to related parties, net	6,153

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ equity (deficit), net	(614,217)
$872,897

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period
April 1, 2003
Through
April 30, 2003

Net revenue	$77,948

Costs and expenses:
Salaries, cost of care and other operating expenses	69,174
Equity in earnings of unconsolidated subsidiaries	(338)
Depreciation and amortization	4,008
Interest expense	1,471
Interest income	(104)
Reorganization expense, net	1,972
Special charges	253
76,436
Income from continuing operations before income taxes	1,512
Provision for income taxes	5
Income from continuing operations	1,507
Discontinued operations
Loss from discontinued operations	(295)
Income on disposal of discontinued operations	110
Reorganization expense, net	(87)
(272)
Net income	$1,235

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period
April 1, 2003
Through
April 30, 2003

Cash flows from operating activities:
Net income	$1,235

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,008
Equity in earnings of unconsolidated subsidiaries	(338)
Non-cash reorganization expense	65
Non-cash interest expense	340

Cash flows from changes in assets and liabilities, net of effects from sales and acquisitions of businesses:
Accounts receivable, net	790
Restricted cash, investments and deposits	558
Other assets	4,945
Accounts payable and other accrued liabilities	2,081
Medical claims payable	(4,990)
Income taxes payable and deferred income taxes	116
Other liabilities	62
Other	445
Total adjustments	8,082
Net cash provided by operating activities	9,317

Cash flows from investing activities:
Capital expenditures	(1,291)
Net cash used in investing activities	(1,291)

Cash flows from financing activities:
Payments on capital lease obligations	(190)
Net transfers from related parties	2,911
Net cash provided by financing activities	2,721
Net increase in cash and cash equivalents	10,747
Cash and cash equivalents at beginning of period	75,415
Cash and cash equivalents at end of period	$86,162

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD APRIL 1, 2003 THROUGH APRIL 30, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	55,803	—	50	12,679,295	—	(36,000)	12,699,148	12,735,148
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	244	—	—	244	244
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	2,061	—	—	2,061	2,061
INROADS Behavioral Health Services of Texas, LP	03-40570	2,175	—	—	—	—	—	2,175	2,175
MBC National Service Corporation	03-40583	—	—	—	34,082	—	—	34,082	34,082
MBC of America, Inc.	03-40584	—	—	—	551,124	—	—	551,124	551,124
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	172,660	—	—	4,163	(391)	—	176,432	176,432
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	31,455	—	—	31,455	31,455
Merit Behavioral Care of Massachusetts, Inc.	03-40593	798	—	—	7,409,731	—	—	7,410,529	7,410,529
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	7,261,737	16,673,382	6,971,738	181,632	1,291,785	30,163	32,410,437	32,380,274
Personal Performance Consultants of New York, Inc.	03-40599	3,355	—	—	—	—	—	3,355	3,355
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	—	—	—	78,125	—	—	78,125	78,125
CMG Health, Inc.	03-40558	—	—	—	195,182	—	—	195,182	195,182
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	87,331	—	—	—	—	(519,884)	(432,553)	87,331
Magellan Behavioral Health, Inc.	03-40575	103,125	20,897	—	29,080,500	—	(16,219,821)	12,984,701	29,204,522
Magellan Behavioral Health of Washington, Inc.	03-40572	241,395	—	—	38,027	—	(175,000)	104,422	279,422
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	6,748	—	—	—	—	—	6,748	6,748
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	30,580	—	—	30,580	30,580
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	32,084	—	280	—	—	(5,140,345)	(5,107,981)	32,364
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,288,577	3,288,577	—
Magellan Health Services, Inc.	03-40515	2,100,260	—	86,170	848	—	21,282,257	23,469,535	2,187,277
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,983,043)	(1,983,043)	—
CMFC, Inc.	03-40557	—	—	—	—	—	(271)	(271)	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,306,566)	(1,306,566)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	—	—	—	—	—	—	—	—
Vivra, Inc.	03-40601	128,937	—	—	—	—	—	128,937	128,937
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical — Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical — Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	22,423	32,874	—	—	—	—	55,296	55,296
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies							779,932	779,932	—

Total Disbursements		$10,218,830	$16,727,153	$7,058,238	$50,317,048	$1,291,394	$0	$85,612,663	$85,612,663

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD APRIL 1, 2003 THROUGH APRIL 30, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal	04/01/03	$1,210,486
INTERNAL REVENUE SERVICE	Federal	04/03/03	1,574
INTERNAL REVENUE SERVICE	Federal	04/16/03	1,208,232
INTERNAL REVENUE SERVICE	Federal	04/18/03	1,574
INTERNAL REVENUE SERVICE	FICA	04/01/03	1,157,429
INTERNAL REVENUE SERVICE	FICA	04/03/03	1,698
INTERNAL REVENUE SERVICE	FICA	04/16/03	1,143,091
INTERNAL REVENUE SERVICE	FICA	04/18/03	1,675
INTERNAL REVENUE SERVICE	FUTA	04/30/03	9,204
INTERNAL REVENUE SERVICE	Medicare	04/01/03	272,229
INTERNAL REVENUE SERVICE	Medicare	04/03/03	397
INTERNAL REVENUE SERVICE	Medicare	04/16/03	270,604
INTERNAL REVENUE SERVICE	Medicare	04/18/03	392
Massachusetts	SUI Qtrly MA Unemployment	04/30/03	686
California	SUI Qtrly CA Unemployment	04/30/03	2,050
California	SUI Qtrly CA Unemployment	04/30/03	34,717
Massachusetts	SUI Qtrly MA Unemployment	04/30/03	14,176
Minnesota	State Taxes	04/01/03	532
Connecticut	State Taxes	04/01/03	934
North Carolina	State Taxes	04/01/03	2,066
Arizona	State Taxes	04/01/03	5,471
California	State Taxes	04/01/03	11,809
Oregon	State Taxes	04/02/03	1,646
California	State Taxes	04/03/03	547
Colorado	State Taxes	04/03/03	2,027
Kentucky	State Taxes	04/03/03	2,301
Massachusetts	State Taxes	04/03/03	5,146
Illinois	State Taxes	04/03/03	5,640
Iowa	State Taxes	04/03/03	6,626
Virginia	State Taxes	04/03/03	8,279
Ohio	State Taxes	04/03/03	10,754
New York	State Taxes	04/03/03	18,666
Pennsylvania	State Taxes	04/03/03	25,799
Hawaii	State Taxes	04/10/03	283
Georgia	State Taxes	04/14/03	35,108
South Carolina	State Taxes	04/15/03	1,069
Delaware	State Taxes	04/15/03	1,703
Nebraska	State Taxes	04/15/03	3,512
Indiana	State Taxes	04/15/03	4,131
Michigan	State Taxes	04/15/03	11,931
Maryland	State Taxes	04/15/03	208,345
Minnesota	State Taxes	04/16/03	532
Connecticut	State Taxes	04/16/03	934
North Carolina	State Taxes	04/16/03	2,047
Arizona	State Taxes	04/16/03	5,429
California	State Taxes	04/16/03	11,703
Oregon	State Taxes	04/17/03	694
California	State Taxes	04/18/03	544
Kentucky	State Taxes	04/18/03	2,279
Colorado	State Taxes	04/18/03	2,412
Massachusetts	State Taxes	04/18/03	5,278
Illinois	State Taxes	04/18/03	5,594
Iowa	State Taxes	04/18/03	6,405
Virginia	State Taxes	04/18/03	7,722
Ohio	State Taxes	04/18/03	10,659
New York	State Taxes	04/18/03	17,641

Pennsylvania	State Taxes	04/18/03	26,170
Washington	State Taxes	04/30/03	10,407
CCA	Accrued City WH	04/07/03	77
CENTRAL TAX BUREAU	Accrued City WH	04/28/03	836
CITY OF GREENWOOD VILLAGE	Accrued City WH	04/07/03	76
HAB-EIT	Accrued City WH	04/28/03	4,725
HAB-EIT	Accrued City WH	04/28/03	15,347
HAB-EIT	Accrued City WH	04/28/03	1,490
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	04/07/03	1,439
MASON TAX DEPT	Accrued City WH	04/28/03	108
PENN HILLS SCHOOL DISTRICT	Accrued City WH	04/28/03	58
PHILADELPHIA REVENUE DEPT	Accrued City WH	04/07/03	22,477
TREASURER CITY OF DETROIT	Accrued City WH	04/07/03	2,015
TREASURER CITY OF PITTSBURGH	Accrued City WH	04/28/03	7,799
TREASURER CITY OF PITTSBURGH	Accrued City WH	04/28/03	860
RONALD A LEGGETT COLLECTOR	Accrued City WH	04/07/03	3,038
CITY OF CINCINNATI	Accrued City WH	04/07/03	2,463
CITY OF ERIE	Accrued City WH	04/28/03	58
RITA	Accrued City WH	04/28/03	1,329
DIVISION OF TAXATION	Accrued City WH	04/07/03	459
CITY OF JEFFERSONTOWN	Accrued City WH	04/28/03	1,243
CITY OF BLUE ASH	Accrued City WH	04/07/03	4,913
UPPER MERION TOWNSHIP	Accrued City WH	04/28/03	1,380
FOREST PARK	Accrued City WH	04/28/03	58
CITY OF LANSING	Accrued City WH	04/07/03	24
WEST SHORE TAX BUREAU	Accrued City WH	04/07/03	25
NORTH HILLS SCHOOL DISTRICT	Accrued City WH	04/28/03	221
JORDAN TAX SERVICE INC	Accrued City WH	04/28/03	454
BRENTWOOD BOROUGH	Accrued City WH	04/28/03	77
MUNICIPAL MANAGER/MONROEVILLE	Accrued City WH	04/28/03	315
TOWNSHIP OF SOUTH PARK	Accrued City WH	04/28/03	189
PA MUNICIPAL SERVICE CO	Accrued City WH	04/28/03	107
PA MUNICIPAL SERVICE CO	Accrued City WH	04/28/03	356
HELEN M STAIGER	Accrued City WH	04/28/03	81
PINE TWP EIT COLLECTOR	Accrued City WH	04/28/03	119
TIMOTHY J RODGERS TWP MANAGER	Accrued City WH	04/28/03	228
SCOTT TOWNSHIP SPECIAL TAX	Accrued City WH	04/28/03	45
INEZ L STAUFFER	Accrued City WH	04/28/03	216
DOUGLAS A WATKINS	Accrued City WH	04/28/03	468
REGIS J EBNER JR	Accrued City WH	04/28/03	248
SCHOOL DISTRICT INCOME TAX	Accrued City WH	04/07/03	12
MIDDLETOWN AREA TAX BUREAU	Accrued City WH	04/29/03	147
BOROUGH OF MT OLIVER	Accrued City WH	04/28/03	67
LILLIAN H TRAUTMAN	Accrued City WH	04/28/03	105
CAROLYN KRUDNIG	Accrued City WH	04/28/03	60
CITY OF CENTERVILLE	Accrued City WH	04/28/03	139
CAPITAL AREA TAX BUREAU	Accrued City WH	04/28/03	198
BOYERTOWN AREA EIT OFFICE	Accrued City WH	04/28/03	40
CONSTANCE CHERNIK	Accrued City WH	04/28/03	107
DONALD J PROGAR	Accrued City WH	04/28/03	104
BATTLE CREEK CITY TREASURER	Accrued City WH	04/28/03	51
CITY OF FAIRBORN	Accrued City WH	04/07/03	844
CITY OF FAIRFIELD	Accrued City WH	04/28/03	105
EARNED INCOME TAX COLLECTOR	Accrued City WH	04/28/03	226
EARNED INCOME TAX COLLECTOR	Accrued City WH	04/28/03	128
EARNED INCOME TAX COLLECTOR	Accrued City WH	04/28/03	31

JEAN PEDROSKY	Accrued City WH	04/28/03	72
ALBERT R TIMKO JR	Accrued City WH	04/28/03	3,711
ALBERT R TIMKO JR	Accrued City WH	04/28/03	350
NORWIN SCHOOL DISTRICT TAX OFF	Accrued City WH	04/28/03	150
TOWNSHIP OF CHELTENHAM	Accrued City WH	04/28/03	70
ADAMS CO EIT AGENCY	Accrued City WH	04/28/03	126
WASHINGTON CITY TREASURER	Accrued City WH	04/28/03	207
DENVER TREASURY DIVISION	Accrued City WH	04/28/03	68
CITY OF MCKEESPORT	Accrued City WH	04/28/03	386
GRAND RAPIDS CITY TREASURER	Accrued City WH	04/28/03	291
SENTAX	Accrued City WH	04/28/03	108
UPPER DUBLIN EIT COLLECTOR	Accrued City WH	04/28/03	113
CITY OF SILVERTON OH	Accrued City WH	04/28/03	218
BERKS EIT BUREAU	Accrued City WH	04/28/03	223
INTERNAL REVENUE SERVICE	Accrued FICA	04/30/03	5,478
STATE OF MARYLAND	Accrued Premium & Receipts Tax	04/08/03	100
STATE OF MARYLAND	Accrued Premium & Receipts Tax	04/08/03	100
STATE OF MARYLAND	Accrued Premium & Receipts Tax	04/08/03	100
STATE OF MARYLAND	Accrued Premium & Receipts Tax	04/08/03	100
STATE OF MARYLAND	Accrued Premium & Receipts Tax	04/08/03	100
MISSOURI DEPARTMENT OF REVENUE	Accrued Sales & Use Taxes	04/21/03	12,380
TREASURER OF STATE OF OHIO	Accrued Sales & Use Taxes	04/21/03	1,823
COMPTROLLER OF MARYLAND	Accrued Sales & Use Taxes	04/21/03	262
ALABAMA DEPT OF REVENUE	Accrued State WH	04/07/03	312
DEPARTMENT DE HACIENDA	Accrued State WH	04/07/03	1,795
DISTRICT OF COLUMBIA	Accrued State WH	04/07/03	3,409
GROSS INCOME TAX	Accrued State WH	04/03/03	8,015
GROSS INCOME TAX	Accrued State WH	04/15/03	8,069
LOUISIANA DEPT OF REVENUE	Accrued State WH	04/07/03	237
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	04/14/03	78,259
NEW MEXICO TAXATION & REVENUE	Accrued State WH	04/07/03	224
OKLAHOMA TAX COMMISSION	Accrued State WH	04/07/03	500
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	04/14/03	44
STATE TAX COMMISSION	Accrued State WH	04/07/03	516
TREASURER OF STATE OF MAINE	Accrued State WH	04/14/03	2,480
UTAH STATE TAX COMMISSION	Accrued State WH	04/07/03	51,504
VERMONT DEPARTMENT OF TAXES	Accrued State WH	04/07/03	701
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	04/07/03	576
WISCONSIN DEPT OF REVENUE	Accrued State WH	04/14/03	406
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	04/07/03	377
NEBRASKA DEPT OF REVENUE	Accrued State WH	04/30/03	187
DEPARTMENT OF REVENUE	Accrued State WH	04/07/03	413
KANSAS DEPT OF REVENUE	Accrued State WH	04/14/03	185
ADMINISTRATOR UNEMPLOYMENT COM	Accrued SUI	04/29/03	4,528
ARIZONA DES	Accrued SUI	04/29/03	5,613
COLORADO STATE TREASURER	Accrued SUI	04/29/03	1,505
DELAWARE UNEMPLOYMENT COMPENSA	Accrued SUI	04/29/03	139
DEPARTAMENTO DEL TRABAJO RECUR	Accrued SUI	04/29/03	1,440
DEPARTAMENTO DEL TRABAJO RECUR	Accrued SUI	04/29/03	270
DEPT OF LABOR & INDUSTRIES	Accrued SUI	04/30/03	7,225
EMPLOYMENT DEVELOPMENT DEPT	Accrued SUI	04/29/03	1,050
EMPLOYMENT DEVELOPMENT DEPT	Accrued SUI	04/30/03	27
GEORGIA DEPT OF LABOR	Accrued SUI	04/29/03	1,567
HAWAII STATE TAX COLLECTOR	Accrued SUI	04/29/03	354
IDES ILLINOIS DEPT EMPLOYMENT	Accrued SUI	04/29/03	18,850
INDIANA DEPT OF WORKFORCE DEVE	Accrued SUI	04/29/03	6,387

IOWA WORKFORCE DEVELOPMENT	Accrued SUI	04/29/03	3,544
MARYLAND OFFICE UNEMPLOYMENT	Accrued SUI	04/29/03	83,845
MINNESOTA UC FUND	Accrued SUI	04/29/03	532
MS EMPLOYMENT SECURITY COMMISS	Accrued SUI	04/29/03	49
NEW YORK STATE UNEMPLOYMENT IN	Accrued SUI	04/29/03	56,080
OHIO BUREAU OF EMPLOYMENT SERV	Accrued SUI	04/29/03	33,582
PACIFIC GUARDIAN LIFE	Accrued SUI	04/29/03	48
PENNSYLVANIA UC FUND	Accrued SUI	04/29/03	209,714
RHODE ISLAND DIVISION/TAXATION	Accrued SUI	04/29/03	421
S CAROLINA EMPLOYMENT SECURITY	Accrued SUI	04/29/03	231
TENNESSEE DEPT OF EMPLOYMENT S	Accrued SUI	04/29/03	35,930
TEXAS WORKFORCE COMMISSION	Accrued SUI	04/29/03	76,760
TREASURER KENTUCKY UNEMPLOYMENT	Accrued SUI	04/29/03	11,665
VERMONT DEPT OF EMPLOYMENT TR	Accrued SUI	04/29/03	6,230
VERMONT DEPT OF EMPLOYMENT TR	Accrued SUI	04/29/03	6,230
VIRGINIA EMPLOYMENT COMMISSION	Accrued SUI	04/29/03	3,100
STATE OF MICHIGAN	Accrued SUI	04/23/03	26,592
STATE OF NEW JERSEY	Accrued SUI	04/29/03	52,738
MISSOURI DIVISION EMPLOYMENT	Accrued SUI	04/29/03	156,049
DCDOES	Accrued SUI	04/29/03	3,600
NEBRASKA UC FUND	Accrued SUI	04/29/03	4,985
OREGON DEPT OF REVENUE	Accrued SUI	04/30/03	86
ALASKA DEPT OF LABOR	Accrued SUI	04/28/03	4,646
ALASKA DEPT OF LABOR	Accrued SUI	04/29/03	2,363
LOUISIANA OFFICE OF REGULATORY	Accrued SUI	04/29/03	25
NEVADA EMPLOYMENT SECURITY	Accrued SUI	04/29/03	653
WEST VIRGINIA UNEMPLOYMENT COM	Accrued SUI	04/29/03	152
UTAH DEPT OF WORKFORCE SVCS	Accrued SUI	04/29/03	15,810
UTAH DEPT OF WORKFORCE SVCS	Accrued SUI	04/30/03	50
MONTANA DEPARTMENT OF REVENUE	Accrued SUI	04/29/03	1,430
ALABAMA DEPARTMENT OF INDUSTRI	Accrued SUI	04/29/03	72
ARKANSAS EMPLOYMENT SECURITY	Accrued SUI	04/28/03	324
BUREAU OF UNEMPLOYMENT	Accrued SUI	04/29/03	5,622
NEW MEXICO DEPT OF LABOR	Accrued SUI	04/29/03	507
KANSAS EMPLOYMENT SECURITY FND	Accrued SUI	04/28/03	615
SOUTH DAKOTA UNEMPLOYMENT INS	Accrued SUI	04/30/03	119
SECRETARY OF STATE OF CALIFORNIA	Curr Yr state pymts/other	04/01/03	20
NATIONAL BOARD OF MEDICAL	Licenses & Reg. Fees	04/08/03	50
COMMONWEALTH OF PA	Licenses & Reg. Fees	04/29/03	500
EAPA	Licenses & Reg. Fees	04/24/03	135
SECRETARY OF STATE OF NH	Licenses & Reg. Fees	04/10/03	100
SECRETARY OF STATE OF NH	Licenses & Reg. Fees	04/10/03	100
SECRETARY OF STATE OF NH	Licenses & Reg. Fees	04/10/03	100
SECRETARY OF STATE OF NH	Licenses & Reg. Fees	04/10/03	100
SECRETARY OF STATE OF NH	Licenses & Reg. Fees	04/10/03	100
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	04/09/03	25
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	04/10/03	127
TREASURER OF STATE OF MAINE	Licenses & Reg. Fees	04/28/03	100
PATRICIA A CARRICK	Licenses & Reg. Fees	04/30/03	40
DEANN DECKER	Licenses & Reg. Fees	04/30/03	200
SUE S GOODMAN	Licenses & Reg. Fees	04/03/03	150
BARBARA M HANSEN	Licenses & Reg. Fees	04/16/03	40
STEVEN A JOHNSON	Licenses & Reg. Fees	04/03/03	200
SHERI L RUBIN	Licenses & Reg. Fees	04/03/03	45
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	04/10/03	10
INFORMATION LEASING CORP	Licenses & Reg. Fees	04/11/03	9,371

FAITH L KAPPELER	Licenses & Reg. Fees	04/23/03	75
ARIZONA CORPORATION COMMISSION	Licenses & Reg. Fees	04/25/03	10
MARY JANE LAMONTE	Licenses & Reg. Fees	04/30/03	40
CAROL V GRANDE	Licenses & Reg. Fees	04/09/03	255
NEVADA DIVISION OF INSURANCE	Licenses & Reg. Fees	04/16/03	125
EACC/EAPA	Licenses & Reg. Fees	04/11/03	450
JAMES LEONARD	Licenses & Reg. Fees	04/23/03	45
SHIRLEY A RUGG	Licenses & Reg. Fees	04/30/03	43
CHERIE KEEGAN	Licenses & Reg. Fees	04/03/03	90
ALEXANDRA HAPAK	Licenses & Reg. Fees	04/03/03	90
SUSAN E NANCE	Licenses & Reg. Fees	04/16/03	130
DONNA CLEMENS	Licenses & Reg. Fees	04/03/03	130
ACCESS INDIANA INFORMATION NET	Licenses & Reg. Fees	04/09/03	100
ACCESS INDIANA INFORMATION NET	Licenses & Reg. Fees	04/14/03	42
PENNSYLVANIA INSURANCE DEPT	Licenses & Reg. Fees	04/23/03	125
JONATHAN BOOK	Licenses & Reg. Fees	04/30/03	60
JOSEPH EYE	Licenses & Reg. Fees	04/16/03	43
VICKI BERNARD	Licenses & Reg. Fees	04/03/03	315
TINA QUALLS	Licenses & Reg. Fees	04/09/03	285
MAINE STATE BOARD OF NURSING	Licenses & Reg. Fees	04/09/03	5
KELLI KRUEGER	Licenses & Reg. Fees	04/30/03	123
RICHARD PARKS	Licenses & Reg. Fees	04/30/03	173
HELEN TURNER	Licenses & Reg. Fees	04/16/03	80
STATE PUBLIC REGULATION COMMIS	Licenses & Reg. Fees	04/10/03	125
ROXANNE KENNEDY	Licenses & Reg. Fees	04/03/03	90
SUSAN THEUS	Licenses & Reg. Fees	04/30/03	120
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	04/16/03	59
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	04/16/03	59
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	04/16/03	59
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	04/14/03	30
GRACE MCGRATH	Licenses & Reg. Fees	04/03/03	160
TIM LEVY	Licenses & Reg. Fees	04/30/03	50
THOMAS HAMLIN MD	Licenses & Reg. Fees	04/16/03	334
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	04/24/03	11,250
CITY OF PORTLAND	Licenses & Reg. Fees	04/07/03	100
JULIE BROWN	Licenses & Reg. Fees	04/09/03	45
ANTHONY MASSEY	Licenses & Reg. Fees	04/23/03	1,971
HERSCHEL HORN	Licenses & Reg. Fees	04/30/03	102
KAREN HAGEN	Licenses & Reg. Fees	04/30/03	120
KAREN LEE	Licenses & Reg. Fees	04/16/03	45
SECRETARY OF STATE	Licenses & Reg. Fees	04/15/03	20
AIDA FLORES	Licenses & Reg. Fees	04/09/03	255
ALAN LIPTON MD	Licenses & Reg. Fees	04/09/03	25
JEFF CORBIN	Licenses & Reg. Fees	04/03/03	90
CONSTANCE MERRELL	Licenses & Reg. Fees	04/30/03	305
ALICE CRAWFORD	Licenses & Reg. Fees	04/23/03	120
JOHN KIZHAKEDAN	Licenses & Reg. Fees	04/30/03	165
SHEWANNA GILES	Licenses & Reg. Fees	04/23/03	30
NORTH DAKOTA BOARD OF NURSING	Licenses & Reg. Fees	04/03/03	5
MARCUS PIPER	Licenses & Reg. Fees	04/03/03	140
ANNE DAVIDSON	Licenses & Reg. Fees	04/02/03	84
SECRETARY OF STATE MT	Licenses & Reg. Fees	04/10/03	15
SECRETARY OF STATE MT	Licenses & Reg. Fees	04/10/03	15
SECRETARY OF STATE MT	Licenses & Reg. Fees	04/10/03	15
LISA MAWHINNEY	Licenses & Reg. Fees	04/03/03	90
DEPARTMENT OF STATE	Licenses & Reg. Fees	04/16/03	150

DEPARTMENT OF STATE	Licenses & Reg. Fees	04/16/03	150
DEPARTMENT OF STATE	Licenses & Reg. Fees	04/16/03	150
DEPARTMENT OF STATE	Licenses & Reg. Fees	04/16/03	150
DEPARTMENT OF STATE	Licenses & Reg. Fees	04/16/03	150
DEPARTMENT OF STATE	Licenses & Reg. Fees	04/16/03	150
PATRICIA PICKERING	Licenses & Reg. Fees	04/30/03	123
SHANNON MASCHMEIER	Licenses & Reg. Fees	04/03/03	120
NEW JERSEY BOARD OF SOCIAL	Licenses & Reg. Fees	04/03/03	25
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	950
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	150
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	150
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	150
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	150
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	150
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	50
UNIFORM BUSINESS REPORT	Licenses & Reg. Fees	04/28/03	150
NSB	Licenses & Reg. Fees	04/09/03	467
DONNA HOGG	Licenses & Reg. Fees	04/30/03	50
MARK KRAUS	Licenses & Reg. Fees	04/03/03	230
LAURA SEABOLT	Licenses & Reg. Fees	04/30/03	80
LYNETTE SHERMAN	Licenses & Reg. Fees	04/03/03	50
JAMES HOLDER	Licenses & Reg. Fees	04/09/03	50
DONALD E JONES	Licenses & Reg. Fees	04/16/03	255
CONSUELO MATURANA	Licenses & Reg. Fees	04/16/03	188
LARRY MARSHALL	Licenses & Reg. Fees	04/16/03	140
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	04/08/03	140
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	04/08/03	140
IOS CAPITAL	Property Taxes	04/08/03	421
INFORMATION LEASING CORP	Sales & Use Taxes	04/14/03	1,282
INFORMATION LEASING CORP	Sales & Use Taxes	04/25/03	1,282
CITY OF PHILADELPHIA	State Installment 2002	04/14/03	81,666
CITY OF PHILADELPHIA	State Installment 2002	04/14/03	1,420

Total			$7,058,238

STATEMENT ON INSURANCE FOR THE PERIOD APRIL 1, 2003 THROUGH APRIL 30, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.